                                                                   EXHIBIT 10.37
                          CORSAIR COMMUNICATIONS, INC.

                            DIRECTED SHARE AGREEMENT


     THIS DIRECTED SHARE AGREEMENT ("Agreement") is made as of the 30th day of October, 1996 by and among Corsair Communications, Inc., a Delaware corporation (the "Company"), and each of the Investors listed on Exhibit A hereto (each
                                                     ---------
individually, an "Investor" and collectively, the "Investors").

     WHEREAS, the Company desires to sell and issue to the Investors and the Investors desire to purchase from the Company, shares of the Company's Series C Preferred Stock pursuant to a certain Series C Preferred Stock Purchase Agreement dated of even date herewith (the "Series C Agreement").

     WHEREAS, the Company wishes to provide a further inducement to the Investors to purchase shares of the Company's Series C Preferred Stock pursuant to the terms of the Series C Agreement.

     NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

I.   RIGHT TO ACQUIRE DIRECTED SHARES.
     --------------------------------

     (a) In a timely manner, upon selecting a managing underwriter or a group of managing underwriters (collectively, the "Underwriters") to conduct an initial public offering ("IPO") of the Company's Common Stock, the Company shall request that the Underwriters designate a number of shares equal to $2,500,000 divided by the price to the public of the Company's Common Stock sold in the IPO for sale to the Investors (the "Company Request"). Any shares designated by the Underwriters for sale to the Investors in response to this request shall be referred to herein as the "Directed Shares."

     (b) The Company Request shall propose that, to the extent the Underwriters designate any Directed Shares, the Underwriters deliver a notice ("Notice") to each Investor, stating the proposed number of shares to be offered in the IPO and the proposed range within which it is anticipated the shares of Common Stock sold in the Company's IPO will be priced, and notifying each Investor of their ability to purchase up to that portion of the Directed Shares which equals the proportion that the number of shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock held by such Investor bears to the total number of shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock of the Company.

     (c) The Company Request shall further propose that the Underwriters deliver a notice (the "Second Notice") to each Investor which elects to purchase all of the Directed Shares made available to it pursuant to the Notice ("Fully-Exercising Investor") of any other Investor's failure to do likewise, and provide each Fully-Exercising Investor with the opportunity to obtain all or any portion of the Directed Shares not subscribed for by the Investors pursuant to the Notice (the "Unsubscribed Shares"). If (i) the total number of additional shares that the Fully-Exercising Investors elect to purchase pursuant to the Second Notice is more than the total number of Unsubscribed Shares and (ii) each Fully-Exercising Investor has elected to purchase a portion of the Unsubscribed Shares that is equal to or greater than the proportion that the number of shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock then held by such Fully-Exercising Investor bears to the total number of shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock then held by all Fully-Exercising Investors who wish to purchase some of the Unsubscribed Shares (the "Pro Rata Portion"), then each Fully-Exercising Investor shall be limited to its Pro Rata Portion. If (i) the total number of additional shares that the Fully-Exercising Investors elect to purchase pursuant to the Second Notice is more than the total number of Unsubscribed Shares and
(ii) one or more Fully-Exercising Investors has elected to purchase a portion of the Unsubscribed Shares that is less than its Pro Rata Portion, then the difference shall be allocated among the other Fully-Exercising Investors pursuant to mutual agreement among them and the Underwriters.

II.  LIMITATION OF RIGHT.  Notwithstanding anything else set forth in this
     -------------------
Agreement, to the extent that the Underwriters advise the Company that inclusion of the full amount of Directed Shares would require the Underwriters to exclude shares of Common Stock ("Excluded Shares") designated by the Underwriters for sale in the IPO to persons and entities (other than the Investors) designated by the Company as part of the IPO (which total number of shares, including any Excluded Shares, shall in no event exceed five percent (5%) of the total number of shares of Common Stock sold in the IPO), then the Investors agree that the number of Directed Shares shall be reduced in a manner determined by the Underwriters.

III. MISCELLANEOUS PROVISIONS.
     ------------------------

     3.1  Notice.  Unless otherwise provided, any notice required or permitted
          ------
under this Agreement shall be given in writing and shall be deemed effectively given upon (a) personal delivery to the party to be notified, (b) upon telefacsimile transmission to the party to be notified at the telefacsimile number indicated for such party on the signature page hereof, if any, or (c) upon deposit with an overnight courier service or the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address(es) indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

     3.2  Severability.  In the event one or more of the provisions of this
          ------------
Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed and interpreted in such manner as to be effective and valid under applicable law.

     3.3  Waiver or Modification.  Any amendment or modification of this
          ----------------------
Agreement shall be effective only if evidenced by a written instrument executed by (i) Investors holding not less than a majority of the Common Stock issued or issuable upon conversion of the Series C Preferred Stock, then held by all Investors and (ii) the Company.

     3.4  Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of California as applied in contracts among California residents entered into and performed entirely within California.

     3.5  Attorneys' Fees.  In the event of any dispute involving the terms
          ---------------
hereof, the prevailing parties shall be entitled to collect legal fees and expenses from the other party to the dispute.

     3.6  Further Assurances.  Each party agrees to act in accordance herewith
          ------------------
and not to take any action which is designed to avoid the intention hereof.

     3.7  Successors and Assigns.  This Agreement and the rights and obligations
          ----------------------
of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year indicated above.

                              CORSAIR COMMUNICATIONS, INC., a Delaware corporation


                              By: /s/ Mary Ann Byrnes
                                  -------------------
                                 Mary Ann Byrnes, President

                    Address:  3408 Hillview Avenue
                              Palo Alto, CA  94304


                              INVESTORS:

                              UST PRIVATE EQUITY INVESTORS FUND, INC.


                              By: /s/ illegible
                                  -------------
                              Title: President & CFO
                                     ---------------

                    Address:  114 West 47th Street
                              New York, NY  10036-1532


                              TECHNOLOGY CROSSOVER VENTURES, L.P.


                              By: /s/ Robert C. Bensky
                                  --------------------
                              Title: Chief Financial Officer
                                     -----------------------
                              Technology Crossover Management, L.L.C.
                    Address:  575 High Street, Suite 400
                              Palo Alto, CA  94301
                              Attn:  Richard Kimball

                              101 Eisenhower Parkway
                              Roseland, NJ  07068
                              Attn:  Robert Bensky



                  [SIGNATURE PAGE TO DIRECTED SHARE AGREEMENT]

                              TECHNOLOGY CROSSOVER VENTURES, C.V.


                              By: /s/ Robert C. Bensky
                                  --------------------
                              Title: Chief Financial Officer
                                     -----------------------
                              Technology Crossover Management, L.L.C.
                    Address:  575 High Street, Suite 400
                              Palo Alto, CA  94301
                              Attn:  Richard Kimball

                              101 Eisenhower Parkway
                              Roseland, NJ  07068
                              Attn:  Robert Bensky


                              ORCHID & CO., Nominee for
                              T. Rowe Price Threshold Fund III, L.P.

                              By:   T. ROWE PRICE THRESHOLD FUND ASSOCIATES,
                                    INC.,
                                    General Partner


                                    By: /s/ illegible
                                        -------------
                                    Title: Vice President of Gen. Par.
                                           ---------------------------

                    Address:  100 East Pratt Street
                              Baltimore, MD  21202


                              INTEGRAL CAPITAL PARTNERS II, L.P.

                              By:   Integral Capital Management II, L.P.
                              Its:  General Partner
                                    Integral Capital management II, L.P. its
                                    General Partner

                                    By: /s/ illegible
                                        -------------
                                         General Partner

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA 94025


                  [SIGNATURE PAGE TO DIRECTED SHARE AGREEMENT]

                              INTEGRAL CAPITAL PARTNERS INTERNATIONAL II, C.V.

                              By:   Integral Capital Management II, L.P.
                              Its:  Investment General Partner

                                    By: /s/ illegible
                                        -------------
                                         General Partner

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025


                              COLUMBIA CAPITAL INVESTMENTS, LLC


                              By: /s/ illegible
                                  -------------
                              Title: Manager
                                     -------

                    Address:  201 N. Union Street, Suite 300
                              Alexandria, VA  22314


                              SPINNAKER TECHNOLOGY FUND, L.P.
                              By:   SoundView Asset Management
                                    General Partner

                              By: /s/ Lawrence A. Bowman
                                  ----------------------
                              Title: President
                                     ---------

                    Address:  22 Gatehouse Road
                              P. O. Box 110236
                              Stamford, CT  06911-0236


                              KLEINER PERKINS CAUFIELD & BYERS VII, L.P.


                              By: /s/ Kevin Compton
                                  -----------------
                              Title: Partner
                                     -------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025

                  [SIGNATURE PAGE TO DIRECTED SHARE AGREEMENT]

                              KPCB INFORMATION SCIENCES ZAIBATSU FUND II, L.P.


                              By: /s/ Kevin Compton
                                  -----------------
                              Title: Partner
                                     -------

                    Address:  2750 Sand Hill Road
                              Menlo Park, CA  94025


                              ACCEL IV L.P.

                              By:   Accel IV Associates, L.P.
                              Its:  General Partner


                                    By: /s/ G. Carter Sednaoui
                                        ----------------------
                                         General Partner

                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:  G. Carter Sednaoui


                              ACCEL INVESTORS '95 L.P.


                              By: /s/ G. Carter Sednaoui
                                  ----------------------
                                    General Partner

                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:  G. Carter Sednaoui



                  [SIGNATURE PAGE TO DIRECTED SHARE AGREEMENT]

                              ACCEL KEIRETSU L.P.

                              By:   Accel Partners & Co. Inc.
                              Its:  General Partner


                                    By: /s/ G. Carter Sednaoui
                                        ----------------------
                                    Title: CFO
                                           ---

                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:  G. Carter Sednaoui


                              ELLMORE C. PATTERSON PARTNERS


                              By: /s/ illegible
                                  -------------
                                    General Partner

                    Address:  c/o Accel Partners
                              One Palmer Square
                              Princeton, NJ  08542
                              Attn:  G. Carter Sednaoui


                              NORWEST EQUITY PARTNERS V, a Minnesota Limited Liability Partnership

                              By:   Itasca Partners V, L.L.P.
                              Its:  General Partner


                                    By: /s/ Promod Haque
                                        ----------------
                                    Title: Partner
                                           -------

                    Address:  245 Lytton Avenue, Suite 250
                              Palo Alto, CA  94301-1426



                  [SIGNATURE PAGE TO DIRECTED SHARE AGREEMENT]

                              SEVIN ROSEN FUND IV L.P.

                              By:   SRB Associates IV L.P.
                              Its:  General Partner

                                    By: /s/ John Jaggers
                                        --------------------------------------
                                         General Partner

                    Address:  Two Galleria Tower
                              13455 Noel Road, Suite 1670
                              Dallas, TX  75240


                              ANDBACH VENTURES VI, L.P.
                              By:   Andbach Capital Partners
                              Its:  General Partner
                              By: /s/ illegible
                                  --------------------------------------------
                              Title: Its Managing Partner
                                     -----------------------------------------

                    Address:  803 N. Church Street
                              Rockford, IL  61103

SOUNDVIEW FINANCIAL GROUP,    GATEHOUSE PARTNERS, LLC
INC.
By:  /s/ Kenny Tyler
Title:  VP Finance            By: /s/ Kenny Tyler
                                  --------------------------------------------
22 Gatehouse Road             Title: Financial Manager
                                     -----------------------------------------
Stanford, CT 06902
                    Address:  22 Gatehouse Road
                              Stanford, CT 06902

                              NEEDHAM CAPITAL SBIC, L.P.

                              By:   Needham Capital Management Partners, L.P.
                              Its:  ------------------------------------------

                                    By: /s/ John Michaelson
                                        --------------------------------------
                                    Title:------------------------------------

                    Address:  445 Park Avenue, Third Floor
                              New York, NY  10022


                 [SIGNATURE PAGE TO DIRECTED SHARE AGREEMENT]

                              NEEDHAM CAPITAL PARTNERS, L.P.


                              By: /s/ John Michaelson
                                  --------------------------------------------
                              Title:------------------------------------------

                    Address:  445 Park Avenue, Third Floor
                              New York, NY  10022


                              NEEDHAM EMERGING GROWTH
                              PARTNERS

                              By: /s/ Ray Rajaratnam
                                  --------------------------------------------
                              Title: Managing General Partner
                                     -----------------------------------------

                    Address:  445 Park Avenue, Third Floor
                              New York, NY  10022


                              HAMBRECHT & QUIST CALIFORNIA, a California corporation


                              By: /s/ illegible
                                  --------------------------------------------
                              Title: CFO
                                     -----------------------------------------

                    Address:  One Bush Street
                              San Francisco, CA  94144


                              /s/ Eugene Eidenberg
                              ------------------------------------------------
                              EUGENE EIDENBERG

                    Address:  c/o Hambrecht & Quist California
                              One Bush Street
                              San Francisco, CA  94144


                  [SIGNATURE PAGE TO DIRECTED SHARE AGREEMENT]

                              /s/ Christopher Sheeline
                              ------------------------------------------------
                              CHRISTOPHER SHEELINE

                    Address:  c/o Hambrecht & Quist California
                              One Bush Street
                              San Francisco, CA  94144


                              /s/ Rakesh Sood
                              ------------------------------------------------
                              RAKESH SOOD

                    Address:  c/o Hambrecht & Quist California
                              One Bush Street
                              San Francisco, CA  94144


                              ________________________________________________
                              JAMES ZANZE

                    Address:  c/o Hambrecht & Quist California
                              One Bush Street
                              San Francisco, CA  94144


                              COMDISCO, INC.


                              By: /s/ Jill C. Hanses
                                  --------------------------------------------
                              Title: Assistant Vice President
                                     -----------------------------------------

                    Address:  6111 North River Road
                              Rosemont, IL  60018


                  [SIGNATURE PAGE TO DIRECTED SHARE AGREEMENT]

                              DAVID H. RING CHARITABLE
                              REMAINDER UNITRUST UTA Dated
                              5/20/96

                              By: /s/ David H. Ring, Trustee
                                  --------------------------------------------
                                    David H. Ring, Trustee

                    Address:  4140 23rd Street
                              San Francisco, CA  94114


                              TRAILHEAD VENTURES, L.P.


                              By: /s/ illegible
                                  --------------------------------------------
                              Title: General Partner
                                     -----------------------------------------

                    Address:  5949 Sherry Lane, Suite 1450
                              Dallas, TX  75225


                              UMB BANK, N.A., as Trustee for Brobeck, Phleger & Harrison Retirement Savings Trust F/B/O John A. Denniston


                              By: /s/ illegible
                                  --------------------------------------------
                              Title: Assistant Trust Officer
                                     -----------------------------------------

                    Address:  UMB Bank, N.A.
                              P. O. Box 419692
                              Kansas City, MO  64141-6692


                              /s/ Michael S. Kagnoff
                              ------------------------------------------------
                              MICHAEL S. KAGNOFF

                    Address:  8121 Camino Del Sol
                              La Jolla, CA  92307


                  [SIGNATURE PAGE TO DIRECTED SHARE AGREEMENT]

                              /s/ Kevin J. McQuillan
                              ------------------------------------------------
                              KEVIN J. McQUILLAN

                    Address:  345 Cervantes Road
                              Portola Valley, CA  94028


                              /s/ Jennifer Gill Roberts
                              ------------------------------------------------
                              JENNIFER GILL ROBERTS

                    Address:  550 Lytton Avenue, Suite 200
                              Palo Alto, CA  94301


                              /s/ Steven P. Bird
                              ------------------------------------------------
                              STEVEN P. BIRD

                    Address:  c/o Comdisco, Inc.
                              3000 Sand Hill Road
                              Bldg. 1, Suite 290
                              Menlo Park, CA 94025


                  [SIGNATURE PAGE TO DIRECTED SHARE AGREEMENT]

                                   EXHIBIT A
                                   INVESTORS
                                   ---------

     Kleiner Perkins Caufield & Byers VII, L.P.
     KPCB Information Sciences Zaibatsu Fund II, L.P.
     Sevin-Rosen Fund IV L.P.
     UST Private Equity Investors Fund, Inc.
     Orchid and Co., Nominee for T. Rowe Price Threshold Fund III, L.P. Spinnaker Fund
     Andbach Ventures VI, L.P.
     Trailhead Ventures, L.P.
     Hambrecht & Quist California
     Eugene Eidenberg
     Christopher Sheeline
     Rakesh Sood
     James Zanze
     SoundView Partners
     Columbia Capital Investments, LLC
     Norwest Equity Partners V
     Accel IV L.P.
     Accel Investors '95 L.P.
     Accel Keiretsu L.P.
     Ellmore C. Patterson Partners
     Needham Capital SBIC, L.P.
     Needham Capital Partners, L.P.
     Needham Emerging Growth Partners
     Technology Crossover Ventures, L.P.
     Technology Crossover Ventures, C.V.
     Integral Capital Partners II, L.P.
     Integral Capital Partners International II, C.V.
     David H. Ring Charitable Remainder Unitrust UTA Dated 5/20/96
     Comdisco, Inc.
     UMB Bank, N.A., as Trustee
     Michael S. Kagnoff
     Kevin J. McQuillan
     Jennifer Gill Roberts
     Steve Bird

                                      A-1